# AMENDMENT NO. 1 TO CONSULTING AGREEMENT

This Amendment No. 1 dated as of March 10, 2005 to that certain Consulting Agreement (this "Amendment"), by and between STEVEN MADDEN, LTD., a Delaware corporation with offices at 52-16 Barnett Avenue, Long Island City, N.Y. 11104 (the "Corporation"), JOHN MADDEN an individual residing at [ ] ("Consultant") and J.L.M. CONSULTANTS INC., a corporation with offices at [ ] ("JLMC"). 6305 N.W. 65TH TERRACE, PARKLAND, FL 33067

## WITNESSETH

**WHEREAS,** the Corporation and Consultant are parties to that certain Consulting Agreement effective as of August 1, 2004, a copy of which is attached hereto as Exhibit A (the "Original Agreement")

**WHEREAS,** the Executive and the Corporation desire to amend the Original Agreement to reflect the following.

**NOW, THEREFORE,** in consideration of the premises and mutual covenants contained herein, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Effective as of the date hereof, the Original Agreement is hereby amended as follows:

   A. Section 4 shall be deleted in its entirety and in lieu thereof the following paragraph shall be inserted:

      "Section 4. TERM. Subject to the termination provision as hereafter provided, the term of this Agreement shall commence on the Effective Date and terminate on December 31, 2005 (the "Term"), or upon such earlier date as specified by one of the parties in a written termination notice to the other, delivered in accordance with Section 6 of this Agreement."

2. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law.

3. Except as otherwise specifically set forth herein, all of the terms and provisions of the Original Agreement shall remain in full force and effect.

**IN WITNESS WHEREOF,** the undersigned have executed this Amendment as of the day first above written.

STEVEN MADDEN, LTD.

By:____________________________________
Name: Jamieson Karson
Title: Chairman and Chief Executive Officer

____________________________________
John Madden

J.L.M. CONSULTANTS INC.

By:____________________________________
Name: JOHN MADDEN
Title: Pres